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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  May 14, 2002

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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                             ROPER INDUSTRIES, INC.

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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    DELAWARE

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                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


                                     1-12273

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       (COMMISSION FILE NUMBER)           (IRS EMPLOYER IDENTIFICATION NO.)


                   160 BEN BURTON ROAD, BOGART, GEORGIA 30622

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               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (706) 369-7170

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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A

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                                (FORMER ADDRESS)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Arthur Andersen LLP ("Arthur Andersen") were previously the independent public accountants to audit the financial statements of Roper Industries, Inc. (the "Registrant") and the Roper Industries, Inc. Employees' Retirement Savings 003 Plan and the Roper Industries, Inc. Employees' Retirement Savings 004 Plan (the "Plans") for each of which the Registrant is the sponsor. On May 14, 2002, Arthur Andersen's appointment as independent public accountants for the Registrant and the Plans was terminated and the firm of PricewaterhouseCoopers LLP was engaged as the independent public accountants for the Registrant and the Plans. The decision to change independent public accountants was recommended by the Audit Committee of the Registrant's Board of Directors and approved by the Board.

In connection with the audits (i) of the Registrant's consolidated financial statements as of and for the three fiscal years ended October 31, 2001, and with respect to the subsequent period through January 31, 2002, and (ii) of the Plans' financial statements as of and for the two calendar years ended December 31, 2001, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

Arthur Andersen's reports on the consolidated financial statements of the Registrant and the Plans as of and for the three fiscal years ended October 31, 2001 and the two fiscal years ended December 31, 2001, respectively, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

The Registrant delivered a copy of this Report on Form 8-K to Arthur Andersen and requested them to furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether or not Arthur Andersen agrees with the statements made by the Registrant in response to this Item 4 and, if not, stating the respects in which it does not agree. Arthur Andersen has indicated it is in agreement with such statements and the Registrant has requested a confirmation letter to that effect which will be filed by amendment to this Report on Form 8-K when it is received.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired

         Not Applicable

(b)      Pro Forma Financial Statements

         Not Applicable

(c)      Exhibits

         None

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   Roper Industries, Inc.

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                           (Registrant)


                  BY:  /s/ Martin S. Headley
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                       Martin S. Headley, Vice President and
                       Chief Financial Officer

                                                         Date:   May 17, 2002